UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21808	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On April 22, 2004, Interlink Electronics, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2004. The Company’s press release announcing the financial results is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004.

Interlink Electronics, Inc.

By	/s/ Paul D. Meyer
Paul D. Meyer
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated as of April 22, 2004.

4